UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2006

The McClatchy Company

(Exact name of registrant as specified in its charter)

Delaware	1-9824	52-2080478
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2100 Q Street Sacramento, CA	95816
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (916) 321-1846

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 24, 2006, in connection with the completion of the acquisition of Knight-Ridder, Inc. and related transactions, the Compensation Committee of the Board of Directors of The McClatchy Company (the “Company”) approved bonuses payable to the Company’s named executive officers as set forth below.

Gary Pruitt, Chairman, President & Chief Executive Officer:	$1,000,000

Patrick Talamantes, Vice President, Finance and Chief Financial Officer:	$250,000

Howard Weaver, Vice President, News:	$125,000

Robert Weil, Vice President, Operations:	$100,000

Frank Whittaker, Vice President, Operations:	$100,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MCCLATCHY COMPANY

Date: July 28, 2006	By:	/s/ Karole Morgan-Prager
Name: Karole Morgan-Prager Title: Vice President, General Counsel and Corporate Secretary

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